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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Blyth, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLYTH, INC.
One East Weaver Street
Greenwich, Connecticut 06831
(203) 661-1926

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of	May 24, 2004
Blyth, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Blyth, Inc. (the "Company") will be held in the Board Room of Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831 on Thursday, June 24, 2004, at 9:00 A.M., local time, for the following purposes:

1.
To elect three directors, each to hold office until the Annual Meeting of Stockholders to be held in 2007 or until a respective successor is elected and qualified.

2.
To ratify the appointment of independent accountants.

3.
To consider and vote upon Amendment No. 1 to the Company's 2003 Long-Term Incentive Plan (the "Long-Term Incentive Plan").

4.
To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on May 13, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relevant to the meeting, on and after June 14, 2004, during ordinary business hours at the Company's principal executive offices located at the address first set forth above.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. STOCKHOLDERS CAN ALSO VOTE THEIR SHARES ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE. (SEE DETAILS ON ENCLOSED PROXY CARD.)

                      By Order of the Board of Directors,

                      Bruce D. Kreiger,
                       Secretary

BLYTH, INC.

One East Weaver Street
Greenwich, Connecticut 06831
(203) 661-1926

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held June 24, 2004

INTRODUCTION

        This proxy statement ("Proxy Statement") is being furnished to holders of shares of common stock, par value $0.02 per share (the "Common Stock"), of Blyth, Inc., a Delaware corporation ("Blyth" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in the Board Room of Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831 on Thursday, June 24, 2004, at 9:00 A.M., local time, and at any adjournments thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed form of proxy are first being mailed to stockholders on or about May 24, 2004.

        The Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004 (the "Annual Report") also accompanies this Proxy Statement. The Annual Report includes audited financial statements, a discussion by management of the Company's financial condition and results of operations, and other information.

        At the Annual Meeting, stockholders will be asked:

1.
To elect three directors, each to hold office until the Annual Meeting of Stockholders to be held in 2007 or until a respective successor is elected and qualified.

2.
To ratify the appointment of independent accountants.

3.
To consider and vote upon Amendment No. 1 to the Company's 2003 Long-Term Incentive Plan (the "Long-Term Incentive Plan").

4.
To transact such other business as may properly come before the meeting or any adjournments thereof.

VOTING RIGHTS AND PROXY INFORMATION

        Proxies in the accompanying form are solicited on behalf of and at the direction of the Board of Directors, which has fixed the close of business on Thursday, May 13, 2004, as the record date (the "Record Date") for the determination of holders of outstanding shares of Common Stock entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. On the Record Date, there were 45,661,027 shares of Common Stock issued and outstanding. Each stockholder is entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held of record by such stockholder on the Record Date with respect to each matter. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum. If a quorum is present, (i) a plurality vote of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required for the election of directors and (ii) the affirmative vote of the majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required for approval of Items 2 through 4. Abstentions are considered shares present and entitled to vote, and therefore have the same legal effect as a vote against a matter presented at the Annual Meeting. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Under New York Stock Exchange rules, a majority of the shares must vote on certain matters (with abstentions being treated as votes and broker non-votes not being treated as votes). Subject to the foregoing, a broker non-vote will have no effect with respect to any of Items 1 through 4 of this Proxy Statement.

        When a proxy in the form of the accompanying proxy is returned properly dated and signed, the shares represented thereby will be voted by one of the persons named as proxies therein in accordance with each stockholder's directions. Proxies will also be considered to be confidential voting instructions to the Trustees of the Blyth, Inc. 401(k) and Profit Sharing Plan with respect to shares of Common Stock held in accounts under such Plan.

        If you are a registered stockholder, you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in street name, check your proxy card, or contact your broker or nominee, to determine whether you will be able to vote by telephone or electronically.

        If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

        Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. All shares of the Common Stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the direction indicated on the proxies unless such proxies have previously been revoked. To the extent that no direction is indicated, the shares will be voted FOR the election of all of the Company's nominees as directors, FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants, and FOR Amendment No. 1 to the Long-Term Incentive Plan. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

        Any stockholder who has executed and returned a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by attending the Annual Meeting and voting in person, or by executing a later-dated proxy relating to the same shares or a writing revoking the proxy and, in the latter two cases, delivering such later-dated proxy or writing to the Secretary of the Company prior to the vote at the Annual Meeting. Any writing intended to revoke a proxy should be sent to the Company at its principal executive offices, One

East Weaver Street, Greenwich, Connecticut 06831, Attention: Bruce D. Kreiger, Secretary.

        In addition to the use of the mail, stockholders can vote their shares electronically through the Internet or by the telephone. Proxies may also be solicited via personal interview and telephone or telegraph by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith.

ITEM 1: ELECTION OF DIRECTORS

Nominees for Election as Directors

        Blyth's Board of Directors currently consists of ten members, divided into three classes serving staggered terms of office.

        It is intended that the persons named in the enclosed form of proxy, as proxies, will, except as noted below, vote FOR the election of the following nominees as directors, to serve until the 2007 Annual Meeting of Stockholders:

            Robert B. Goergen
            Neal I. Goldman
            Howard E. Rose

        Messrs. Goergen, Goldman and Rose currently serve as directors of Blyth. Messrs. Goergen, Goldman and Rose were most recently elected as such at the Annual Meeting of Stockholders held on June 12, 2001. The Board of Directors of the Company does not contemplate that any of such nominees will become unable to serve. If, however, any of such nominees should become unable to serve before the Annual Meeting, proxies solicited by the Board of Directors will be voted by the persons named as proxies therein in accordance with the best judgment of such proxies.

INFORMATION REGARDING NOMINEES FOR
ELECTION AS DIRECTORS AND REGARDING
CONTINUING DIRECTORS

The following sets forth the name, age, business experience for the past five years and other directorships of each of the nominees and the Company's directors:

Nominees for Election at the 2004 Annual Meeting
for Terms Expiring in 2007

Robert B. Goergen (65)
Chairman of the Board and Chief Executive Officer

Robert B. Goergen has been the Chairman of the Company since its inception in 1977. He has served as Chief Executive Officer of the Company since 1978 and as President from March 1994 to March 2004. Since 1979, Mr. Goergen has served as Senior Managing Member of Ropart Investments, LLC and its predecessor entities, a private equity investment group.

Neal I. Goldman (59)

Neal I. Goldman joined the Board of Directors in 1991. Mr. Goldman has also served on the Compensation Committee since 1994. From 1985 to the present, Mr. Goldman has been the President of Goldman Capital Management, Inc., an investment advisory firm.

Howard E. Rose (57)

Howard E. Rose joined the Board of Directors in April 1998. Mr. Rose has also served as a member of the Audit Committee since June 2000. Mr. Rose served as Vice Chairman of the Board from April 1998 to June 2000. Mr. Rose served the Company as Vice President and Chief Financial Officer from 1978 to April 1998, and served as Secretary from 1993 to 1996.

Continuing Directors with Terms Expiring in 2006

Roger A. Anderson (66)

Roger A. Anderson joined the Board of Directors in 1994. Mr. Anderson has also served as a member of the Audit Committee since 1994. In September 2002, he was appointed Chairman of the Nominating and Corporate Governance Committee. Since March 1992, Mr. Anderson has

been Chairman of Promotion Products, Inc., a firm specializing in the design and fabrication of exhibits for trade shows and museums. From 1979 until December 2002, Mr. Anderson was the Chairman of Burlington Management Company and Tair Ltd., investment companies with diversified holdings in the United States and several foreign countries.

Pamela M. Goergen (62)

Pamela M. Goergen joined the Board of Directors in 1984. From 2001 to the present, Mrs. Goergen has served as a Managing Director of Ropart Investments, LLC, a private equity investment group and for its predecessor, The Ropart Group Limited, served as Vice President and Secretary from 1979 to 2001.

Carol J. Hochman (53)

Ms. Hochman joined the Board of Directors in June 2002. Ms. Hochman has also served as a member of the Compensation Committee since January 2003. She is President and Chief Executive Officer of Danskin, Inc. Prior to her appointment to Danskin in 1999, Ms. Hochman held the position of Group President, Accessories at Liz Claiborne, Inc., where she held positions of increased responsibility over 20 years. During that time she led the Handbag and Small Leather Goods division, the Fashion Accessories division and the Jewelry division. Ms. Hochman's responsibilities at Liz Claiborne, Inc. also included membership on the Executive Council, the corporate advisory body, and on the board of the Liz Claiborne Foundation. Prior to her roles at Liz Claiborne, Inc., Ms. Hochman spent six years in the International Division of May Department Stores.

Continuing Directors with Terms Expiring in 2005

John W. Burkhart (66)

John W. Burkhart joined the Board of Directors in 1983. Mr. Burkhart has also served as Chairman of the Audit Committee since 1994. In September 2002, he was appointed to the Nominating and Corporate Governance Committee. Since July 1984, Mr. Burkhart has been the Chairman of the Board of Directors of Breezy Hill Enterprises, Inc., a management services and investment company. Since June 1993, Mr. Burkhart has been the Chairman of the Board of Directors of MWM Dexter, Inc., a specialty printing company. Since January 1990, Mr. Burkhart has been the Chairman of the Board of Directors of AS Hospitality, Inc., a specialty printing company.

Philip Greer (68)

Mr. Greer joined the Board of Directors in April 2002. Mr. Greer has also served as a member of the Compensation Committee since June 2002. In September 2002, he was appointed to the Nominating and Corporate Governance Committee. Mr. Greer is Managing Director of Greer Family Consulting & Investments LLC, a consulting and investment firm. Mr. Greer was a founder of Weiss, Peck & Greer LLC, an investment management firm, and from 1970 to 2001, Mr. Greer served as a Senior Managing Director and on the Executive Committee of that firm. He remained a Managing Director of Weiss, Peck & Greer LLC until May 1, 2002, at which time he formed Greer Family Consulting & Investments LLC. Since 1974, Mr. Greer has served on the Board of Directors of the Federal Express Corporation, and since September 2003 has served as Chairman of its Compensation Committee. Mr. Greer has also served on the Board of Directors of the Robert Mondavi Corporation since 1992 and serves as Chairman of its Audit Committee and a member of the Nominating and Corporate Governance Committee.

Wilma H. Jordan (54)

Wilma H. Jordan joined the Board of Directors in January 2004. Ms. Jordan is founder and Chief Executive Officer of The Jordan, Edmiston Group, a media investment bank. She is also a founding general partner and Chief Executive Officer of JEGI Capital, a venture capital affiliate of Jordan, Edmiston. Since May 2002, Ms. Jordan has served as a director of Lin TV Corporation. In addition, Ms. Jordan is a director of Guideposts, Inc., a publisher of Guideposts Magazine and a leading provider of other magazines, books and related ministry programs and has served as a director of several privately-held companies.

John E. Preschlack (70)

John E. Preschlack joined the Board of Directors in 1989. Mr. Preschlack has also served as Chairman of the Compensation Committee since 1994. In September 2002, he was appointed to the Nominating and Corporate Governance Committee. From October 1996 through the present, Mr. Preschlack has been the Chairman and President of JEPCOR, Inc., a private investment company. From 1987 to October 1996, Mr. Preschlack was a Senior Director and Partner of SpencerStuart, an executive search firm.

Other than Robert B. Goergen and Pamela M. Goergen, who are husband and wife, and Robert B. Goergen, Pamela M. Goergen and Robert B. Goergen, Jr. who are father, mother and son, respectively, there is no family relationship among any of the nominees for election as directors, any continuing directors or any executive officers of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES.

Compensation of Directors

        For their services as directors of the Company, non-employee directors of the Company receive an annual fee of $20,000, reimbursement of out-of-pocket expenses, plus a fee of $1,500 for each board meeting attended in person or a fee of $500 for each board meeting attended by telephone. Each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, including each committee chairperson, also receives a fee of $1,500 for each committee meeting attended in person or a fee of $500 for each committee meeting attended by telephone. The chairperson of the Audit Committee receives an annual retainer fee of $10,000 and each of the chairpersons of the Compensation Committee and the Nominating and Corporate Governance Committee receive an annual retainer fee of $5,000. Currently, upon each non-employee director's first election as a director, the non-employee director receives stock options to acquire 10,000 shares of Common Stock under the Long-Term Incentive Plan for his or her services as a director and, beginning in June, 2003 and thereafter, each non-employee director who is in office with at least six months of service on the date of the Annual Meeting of the Company, and who will remain in office following such meeting, will receive, on the date of the meeting, an option to acquire 5,000 shares of Common Stock. If the stockholders approve Amendment No. 1 to the Long-Term Incentive Plan, effective as of such approval non-employee directors will no longer receive formulaic option grants. Instead, annual awards will be determined by our full Board of Directors, subject to an annual limit of awards of 5,000 shares of Common Stock or share equivalents for new non-employee directors and 2,500 shares of Common Stock or share equivalents for continuing non-employee directors. On June 24, 2004, if the stockholders approve Amendment No. 1 to the Long-Term Incentive Plan, each non-employee director with at least six months of service will be granted 1,500 restricted stock units vesting in two equal installments beginning on the first anniversary of the date of grant. Directors who are also employees do not receive any additional compensation for their services as directors.

Corporate Governance Guidelines

        As part of its ongoing commitment to good corporate governance, the Board of Directors has codified its corporate governance practices into a set of Corporate Governance Guidelines. These guidelines assist the Board of Directors in the exercise of its responsibilities and may be amended by the Board of Directors from time to time. Our Corporate Governance Guidelines are available on our website, www.blyth.com, and are also available in print to any stockholder who makes a request to Blyth, Inc., One East Weaver Street, Greenwich, CT 06831, Attention: Bruce D. Kreiger, Secretary.

Director Independence

        Our Corporate Governance Guidelines require that a majority of the Board consist of directors who meet the independence requirements of the listing standards of the New York Stock Exchange, including without limitation the requirement that there be no material relationship between the director and the Company. The Board of Directors has determined that no relationship between the Company and a director that arises solely out of the ownership by such director of less than 1% of the outstanding equity interests in an organization that has a relationship with the Company is a "material" relationship for purposes of the determination by the Board of Directors as to whether such director has any material relationship with the Company. The Board of Directors conducts an annual review as to whether each of our directors qualifies as independent. Based on its most recent annual review, the Board of Directors has concluded that each director other than Robert B. Goergen and Pamela M. Goergen is independent.

        The non-management members of the Board of Directors meet without management present at least twice annually at regularly scheduled executive sessions and at such other times, as they may deem necessary or appropriate. The Chairperson of the Nominating and Corporate Governance Committee presides at these meetings. Roger A. Anderson is currently Chairperson of the Nominating and Corporate Governance Committee.

Board and Committee Meetings

        The Board of Directors has established three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The charter for each committee is available on the Company's website, www.blyth.com, and is also available in print to any stockholder who makes a request to Blyth, Inc., One East Weaver Street, Greenwich, CT 06831, Attention: Bruce D. Kreiger, Secretary.

        The Audit Committee is comprised of Messrs. Anderson, Burkhart and Rose and assists the Board of Directors in fulfilling its oversight responsibilities regarding the Company's legal and regulatory compliance, financial statements, internal audit function and independent auditors. Each member of the Audit Committee is an independent director as determined by the Board of Directors, based on the New York Stock Exchange listing standards. Each member of the Audit Committee also satisfies the Securities and Exchange Commission's additional independence requirement for members of audit committees. In accordance with the Corporate Governance Guidelines, none of the members of the Audit Committee serve on more than two audit committees. In addition, the Board of Directors has determined that Howard E. Rose is an "audit committee financial expert," as defined by Securities and Exchange Commission rules. Mr. Rose is a Certified Public Accountant with approximately 30 years of accounting experience. Mr. Rose also served the Company as Vice President and Chief Financial Officer from 1978 to April 1998. A copy of the Audit Committee Charter 2004 adopted and approved by the Board of Directors on January 27, 2004 (the "Charter") is attached hereto as Appendix A. The Charter further amends the Audit Committee's original Charter, which was first adopted and approved by the Board of Directors on June 14, 2000, and was amended by the Board of Directors on April 1, 2003. The Audit Committee held 8 meetings during fiscal year 2004.

        The Compensation Committee is comprised of Ms. Hochman and Messrs. Goldman, Greer and Preschlack and reviews and makes recommendations to the Board of Directors with respect to general compensation and benefit levels, determines the compensation and benefits for the Company's executive officers and administers the Blyth Amended and Restated 1994 Employee Stock Option Plan, qualified and non-qualified retirement plans and the Long-Term Incentive Plan. Each member of the Compensation Committee is an independent director as determined by the Board of Directors, based on the New York Stock Exchange listing standards. The Compensation Committee held 4 meetings during fiscal year 2004.

        The Nominating and Corporate Governance Committee is comprised of Messrs. Anderson, Burkhart, Greer and Preschlack and ensures that the Board of Directors is appropriately constituted and organized to meet its fiduciary obligations to the stockholders. It assesses director performance and Board membership needs, makes and evaluates recommendations regarding potential candidates for election to the Board of Directors, and develops and implements policies regarding corporate governance matters. Each member of the Nominating and Corporate Governance Committee is an independent director as determined by the Board of Directors, based on the New York Stock Exchange listing standards. The Nominating and Corporate Governance

Committee held 5 meetings during fiscal year 2004.

        The Board of Directors held five regularly scheduled meetings during fiscal year 2004. In fiscal year 2004, each director attended at least 75% of the meetings of the Board of Directors and all applicable committee meetings during the period that such director served as a director.

        The Company does not have a formal policy regarding board members' attendance at annual meetings, but all members of the Board of Directors are encouraged to attend the Annual Meeting of Stockholders. All members of the Board of Directors were present at the 2003 Annual Meeting of Stockholders.

Process for Nominating Directors

        Nominations of candidates for director are made by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee's charter requires that all members of the Nominating and Corporate Governance Committee be independent directors.

        The Nominating and Corporate Governance Committee has identified nominees for directors based on referrals from management, existing directors, advisors and representatives of the Company or other third parties. Each of the current nominees for director listed under the caption "Election of Directors" is an existing director standing for re-election. The Nominating and Corporate Governance Committee may engage the services of third parties to identify or evaluate or assist in identifying or evaluating potential nominees for director but did not do so with respect to the current nominees. As discussed below, the Nominating and Corporate Governance Committee will consider nominees proposed by qualified security holders. In connection with the Annual Meeting, the Nominating and Corporate Governance Committee did not receive any recommendation for a nominee from any stockholder or group of stockholders.

        The Nominating and Corporate Governance Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed below. A Nominating and Corporate Governance Committee member would contact those prospective candidates that appear likely to be able to fill a significant need of the Board of Directors, to discuss the position; if the candidate showed sufficient interest, the Nominating and Corporate Governance Committee would arrange an in-person meeting with one or more Nominating and Corporate Governance Committee members. If the Nominating and Corporate Governance Committee, based on the results of these contacts, believes it has identified a viable candidate, it will consult with the Chairman of the Board and submit the nominee to the full Board of Directors for approval. Any request by management to meet with the prospective candidate would be given appropriate consideration.

        Before nominating existing directors for re-election, the Nominating and Corporate Governance Committee also considers the individual's contributions to the Board of Directors, as reflected in results of the most recent peer review of individual director performance.

        The Nominating and Corporate Governance Committee has adopted the following standards that the Nominating and Corporate Governance Committee believes must be met by a nominee for a position on the Board of Directors:

  •
  Integrity — Shows high ethical standards, integrity, strength of character and willingness to act on and be accountable for his or her decisions.

  •
  Maturity — Assertive, responsible, supportive, respectful and open to others.

  •
  Judgment — Decisions show intelligence, wisdom, thoughtfulness; willing to discuss issues thoroughly, ask questions, express reservations and voice dissent. Record of good decisions shows that duties will be discharged in good faith and in the best interests of the Company.

  •
  Leadership — History of skill in understanding, managing, and motivating talented managers and employees.

  •
  Standards — History of achievements shows high standards for self and others.

  •
  Strategic Vision — Strategic insight and direction in innovation, key trends, and challenging the Company to sharpen its vision.

  •
  Time and Willingness — Ability, willingness and energy to prepare fully before meetings, attend and participate meaningfully, and be available to management between meetings, especially in light of any other commitments.

  •
  Continuous Improvement — Stays current on major issues, and on director's responsibilities.

        The Nominating and Corporate Governance Committee has also adopted the following list of qualities and skills that the Nominating and Corporate Governance Committee believes one or more of the Company's directors should possess:

  •
  Financial Acumen — Understanding balance sheets, income and cash flow statements, financial ratios and other indices for evaluating Company performance; experience in financial accounting, corporate finance, trends in debt and equity markets; familiarity with internal financial controls.

  •
  Management Experience — Hands on understanding of corporate management trends in general and in the Company's segments.

  •
  Knowledge Base — Unique experience and skills in areas where the Company does business, including manufacturing, marketing and technology relevant to the Company.

  •
  International Vision — Experience in global markets, issues and practices.

  •
  Diversity — Enhances the Board's perspective through diversity in gender, ethnic background, geographic origin, or professional experience (public, private, and non-profit sectors). Nomination of a candidate should not be based solely on these factors.

        Security holders who, individually or as a group, have held for more than one year at least 5% of the outstanding shares of Company securities entitled to vote for directors may recommend director nominees to the Nominating and Corporate Governance Committee, provided the recommendation is received at least six months prior to the Annual Meeting, in order to assure time for meaningful consideration by the Nominating and Corporate Governance Committee. Recommendations should be sent to the Nominating and Corporate Governance Committee at the address listed for security holder communications under the caption "Communications with the Board of Directors." Nominees recommended by security holders will be evaluated using the same standards applied to nominees recommended by other processes. Security holders recommending director nominees must provide the following information in their recommending communication:

        1.     The number of the Company's securities held by the recommending security holder or by each member of a recommending group of security holders, and the holding period or periods for all such securities.

        2.     If the security holder(s) are not registered owners, proof of their security holdings in the form of either:

          A.    A written statement from the "record" holder of the securities (usually a broker or bank) verifying that, at the time the security holder made the recommendation, he or she had held the required securities for at least one year; or

          B.    If the security holder has filed a Schedule 13D, Schedule 13G, Form 3, Form 4, and/or Form 5, or amendments to those documents or updated forms, reflecting ownership of the securities as of or before the date of the recommendation, a copy of the schedule and/or form, and any subsequent amendments reporting a change in ownership level, as well as a written statement that the security holder continuously held the securities for the one-year period as of the date of the recommendation.

        3.     Written consent of the nominee and the recommending security holder(s) to being identified in public communications and filings by the Company discussing the recommendation and any action taken with respect to the recommendation.

        4.     Information about the recommended nominee sufficient for the Company to comply with Securities and Exchange Commission disclosure requirements if the nominee is proposed for election to the Company's Board of Directors.

Communications with the Board of Directors

        Security holders may send communications to the Board of Directors by e-mail to HolderCommunications@blyth.com. Communications may be addressed to the entire Board of Directors, any committee or committee chairperson, or any individual director. All communications will be received and reviewed by the Chairperson of the Nominating and Corporate Governance Committee. The decision whether to pass communications on to the rest of the Nominating and Corporate Governance Committee, to any other committee or committee chairperson or to any individual director, to whom the communication is addressed, will be made at the discretion of the Nominating and Corporate Governance Committee Chairperson.

        If a security holder communication relates to the Nominating and Corporate Governance Committee Chairperson and is directed to any director other than the Nominating and Corporate Governance Committee Chairperson, it should be sent by e-mail to AuditCommittee@blyth.com. Communications sent to this address will be received and reviewed by the Chairperson of the Audit Committee. The decision of what action if any to be taken with respect to such communications will be made at the discretion of the Audit Committee Chairperson.

        Security holders may also send such communications by regular mail to either:

  [Individual Director Name c/o]
  Shareholder Communications
      or
  Chairperson, Audit Committee
      at
  Blyth, Inc.
  One East Weaver Street
  Greenwich, CT 06831-5118

        Communications so addressed will be delivered unopened to the Chairperson of the applicable committee or to the individual addressed.

        Communications by security holders recommending director nominees must comply with the requirements discussed under the caption "Process for Nominating Directors."

        Interested parties may send communications to the Nominating and Corporate Governance Committee Chairperson or the non-management directors as a group by e-mail to IndependentDirectors@blyth.com or by regular mail to:

  Chairperson
  Nominating and Corporate Governance Committee
  Blyth, Inc.
  One East Weaver Street
  Greenwich, CT 06831-5118

        Communications so addressed will be delivered unopened to the Chairperson of the Nominating and Corporate Governance Committee.

Code of Conduct

        The Company has adopted a Code of Conduct that applies to all members of the Board of Directors and to all officers and employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Conduct is available on the Company's website, www.blyth.com, and print copies are available to any stockholder who makes a request to Blyth, Inc., One East Weaver Street, Greenwich, CT 06831, Attention: Bruce D. Kreiger, Secretary. The Code of Conduct also serves as the Company's "code of ethics," as defined in Item 406(b) of Regulation S-K. In addition, the Company intends to satisfy the disclosure requirements of Item 10 of Form 8-K regarding any amendment to, or waiver from, a provision of the Code of Conduct that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, controller or any person performing similar functions and relates to any element of the definition of "code of ethics" set forth in Item 406(b) of Regulation S-K by posting such information on its website, www.blyth.com.

Executive Officers

        As a result of Richard T. Browning leaving the Company effective January 31, 2004, the Board of Directors, on March 31, 2004, elected new executive officers of the Company and gave such officers new titles. The following sets forth the name, age and business experience for the past five years of each of Blyth's executive officers (other than Robert B. Goergen) as of the date hereof, together with all positions and offices held with Blyth by such executive officers. Officers are appointed to serve until the meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their successors have been elected and have qualified:

Robert H. Barghaus (50) — Robert H. Barghaus is a Vice President of the Company and Chief Financial Officer. Mr. Barghaus joined the Company as Vice President of Financial Planning in February 2001, and in March 2001 he was elected Vice President and Chief Financial Officer. From December 1998 to March 2000, Mr. Barghaus was Executive Vice President of Finance and Strategic Planning of Cahners Business Information, a division of Reed Elsevier. Prior to that, from May 1989 to January 1997, Mr. Barghaus was Senior Vice President of Finance and Import Operations of Labatt USA, and from January 1997 to December 1998 and from March 2000 to February 2001, a principal of the Bev-Edge Group, LLC, a consulting and management firm. Mr. Barghaus is also a Certified Public Accountant.

Bruce G. Crain (43) — Bruce G. Crain is a Senior Vice President of the Company and President of the Wholesale Group and Global Services Group. Mr. Crain joined the Company in 1997 as Vice President, Strategic Market Development. From 1997 to March 1999, Mr. Crain was the Senior Vice President of Operations for PartyLite Gifts, Inc. In April 1999, Mr. Crain became President of the Company's European Affiliate Group and Vice President of the Company's Global Services Group, responsible for the Company's worldwide core operational competencies. In August 2002, Mr. Crain was appointed a Senior Vice President of the Company and the President of its Wholesale Home Fragrance Group. From 1994 to 1996, Mr. Crain held a variety of management positions, including Chief Financial Officer for Home Innovations, Inc. From 1989 to 1993, Mr. Crain was a Consultant with McKinsey & Company.

Robert B. Goergen, Jr. (33) — Robert B. Goergen, Jr. is a Vice President of the Company and President, Catalog & Internet Group and Corporate Development Group. Mr. Goergen joined Blyth in 2000 as Director of Blyth's Internet Strategy and E-Business Initiatives Group. In August 2002 he was appointed Vice President, Acquisitions & Business Development, overseeing the Company's acquisition strategy and implementation. From 1995 to 1998, Mr. Goergen worked for McCann-Erickson Worldwide, primarily serving as an Account Director, where he oversaw E-commerce development and Internet marketing efforts for consumer products and services accounts.

Frank P. Mineo (50) — Frank P. Mineo is a Senior Vice President of the Company and President of the Direct Selling Group. Mr. Mineo joined PartyLite Gifts, Inc. in 1994 as Vice President, and later served as its Senior Vice President, Finance and Administration from February 1998 to August 1998. Mr. Mineo became President of PartyLite Central Europe in September 1998. He later was named President of PartyLite Europe. In October 1999, Mr. Mineo became Executive Vice President of PartyLite Gifts, Inc. until being named President of PartyLite Gifts, Inc. in April 2000. In December 2000, Mr. Mineo became President of PartyLite Worldwide, Inc. In August 2002, Mr. Mineo was appointed a Senior Vice President of the Company. From 1976 until joining the Company in 1994, Mr. Mineo worked in many capacities for The Gillette Company, most recently as Controller in Europe.

Security Ownership of Management and Certain Beneficial Owners

Security Ownership of Management.    The following table sets forth, as of May 13, 2004, the number of outstanding shares of the Common Stock beneficially owned by each of the nominees for director, the other current directors, Blyth's Chairman and Chief Executive Officer and Blyth's four most highly compensated other executive officers during the fiscal year ended January 31, 2004 (together, the "Named Executive Officers") individually, and all directors and executive officers as a group. Except as otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares reflected as beneficially owned by such stockholder.

Name of Beneficial Owner	Common Stock Beneficially Owned Excluding Options	Stock Options Exercisable Within 60 Days of Record Date	Total Common Stock Beneficially Owned	Percent of Class
Robert B. Goergen (1)	**12,243,534	0	12,243,534	26.8%
Roger A. Anderson (2)	62,864	19,000	81,864	*
John W. Burkhart (3)	590,304	17,500	607,804	1.3%
Pamela M. Goergen (4)	11,214,243	20,500	11,234,743	24.6%
Neal I. Goldman	80,000	17,500	97,500	*
Philip Greer	2,540	15,000	17,540	*
Carol J. Hochman	1,000	15,000	16,000	*
Wilma H. Jordan (5)	1,000	0	1,000	*
John E. Preschlack (6)	151,920	20,500	172,420	*
Howard E. Rose	86,112	10,000	96,112	*
Robert H. Barghaus (7)	8,503	14,000	22,503	*
Richard T. Browning (8)	1,300	0	1,300	*
Bruce G. Crain (9)	2,337	127,333	129,670	*
Frank P. Mineo (10)	19,818	75,833	95,651	*
All directors and executive officers as a group (14 persons)	13,365,552	357,066	13,702,118	30.0%

*
Less than 1%.

**
Includes 20,500 vested options held by Pamela M. Goergen [see footnotes (1) and (4)].

(1)
Includes 10,809,863 shares held by Mr. Goergen, 74,997 shares held by Mr. Goergen and Dennis P. Goergen as co-trustees of a trust for the benefit of Alice B. McCool, 125,494 shares held by The Goergen Foundation, Inc., a charitable foundation of which Mr. Goergen is a director, president and sole investment manager, 404,380 shares and 20,500 vested options held by Pamela M. Goergen, Mr. Goergen's wife, and 808,300 shares held by Ropart Investments LLC, a private investment fund of which Mr. Goergen shares voting and investment power. Mr. Goergen disclaims beneficial ownership of the shares held by Pamela M. Goergen (see footnote (4)). The address of Mr. Goergen is c/o Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831.

(2)
Includes 1,500 shares held by Mr. Anderson and 61,364 shares held by Galena Partners, Ltd., a limited partnership of which Mr. Anderson is a managing general partner. Mr. Anderson disclaims beneficial ownership of the shares held by Galena Partners, Ltd.

(3)
Includes 124,440 shares held by Mr. Burkhart, 120,012 shares held of record by Breezy Hill Enterprises, Inc. Retirement Plan, of which Mr. Burkhart is trustee, 69,288 shares held of record by Breezy Hill Enterprises, Inc., of which Mr. Burkhart is chairman and 276,564 shares held by Mr. Burkhart's wife. Mr. Burkhart disclaims beneficial ownership of the shares held by his wife.

(4)
Includes 404,380 shares held by Mrs. Goergen and 10,809,863 shares held by Robert B. Goergen, Mrs. Goergen's husband. Mrs. Goergen disclaims beneficial ownership of the shares held by her husband, Robert B. Goergen (see footnote (1)). The address of Mrs. Goergen is c/o Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831.

(5)
Includes 1,000 shares held by Ms. Jordan's spouse. Ms. Jordan disclaims beneficial ownership of the shares held by her spouse.

(6)
Includes 134,920 shares held by Mr. Preschlack and 17,000 shares held by Jaclyn Holdings, L.P., a limited partnership of which Mr. Preschlack is a general partner. Mr. Preschlack disclaims beneficial ownership of the shares held by Jaclyn Holdings, L.P.

(7)
Includes 3,000 shares held by Mr. Barghaus, 503 shares held jointly by Mr. Barghaus and his wife and 5,000 restricted shares awarded to Mr. Barghaus under the Long-Term Incentive Plan.

(8)
Includes 1,000 shares held by Mr. Browning and 300 shares held by Mr. Browning's wife. Mr. Browning disclaims beneficial ownership of the shares held by his wife. Mr. Browning left the Company effective as of the close of business on January 31, 2004.

(9)
Includes 1,000 shares held by Mr. Crain, 1,000 shares held by Mr. Crain as trustee of a trust for the benefit of Mr. Crain's sister and 337 shares acquired by Mr. Crain through Blyth's 401(k) plan. Mr. Crain disclaims beneficial ownership of the shares held by the trust for the benefit of his sister.

(10)
Includes 591 shares held by Mr. Mineo, 8,000 restricted shares awarded to Mr. Mineo under the Long-Term Incentive Plan, 10,458 shares held jointly by Mr. Mineo and his wife and 769 shares acquired by Mr. Mineo through Blyth's 401(k) plan.

Security Ownership of Certain Beneficial Owners.    To the knowledge of the Company, the following table lists each party (other than Mr. Goergen and Mrs. Goergen, whose respective beneficial ownership is disclosed in the immediately preceding table) that beneficially owned more than 5% of the Common Stock outstanding as of such party's Schedule 13G reporting date:

Name and Address of Beneficial Owner	No. of Shares	Percent of Class
Alex. Brown Investment Management (1) 217 E. Redwood Street, #1400 Baltimore, MD 21202	2,678,444	5.9%
FMR Corp. and related persons and entities (2) 82 Devonshire Street Boston, MA 02109	3,629,600	7.9%
Barclays Global Investors, NA and related entities (3) 45 Fremont Street San Francisco, CA 94105	3,829,984	8.4%

(1)
According to a statement on Schedule 13G dated February 17, 2004 and filed with the Securities and Exchange Commission, Alex. Brown Investment Management, a Maryland limited partnership, beneficially owns 2,678,444 shares. The computation of the percentage of stock owned by Alex. Brown Investment Management is based on the percentages reported in the Schedule 13G.

(2)
According to a statement on Schedule 13G dated February 16, 2004 and filed with the Securities and Exchange Commission, FMR Corp. beneficially owns 3,629,600 shares. FMR Corp. is a parent holding company of Fidelity Management & Research Company ("Fidelity"), a registered investment adviser and a wholly owned subsidiary of FMR Corp. Fidelity is the beneficial owner of 3,598,500 shares or 7.919% of the Common Stock as a result of acting as investment adviser to various investment companies. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 3,444,900 shares or 7.581% of the Common Stock. Edward C. Johnson 3d, Chairman of FMR Corp., FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 3,598,500 shares owned by the Funds. Neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 31,100 shares or 0.068% of the Common Stock as a result of its serving as investment manager of certain institutional account(s). Mr. Johnson and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over such 31,100 shares and sole power to vote or to direct the voting of such 31,100 shares of Common Stock owned by the institutional account(s). Members of Mr. Johnson's family own shares of Class B common stock of FMR Corp. representing approximately 49% of the voting power of FMR Corp. Of these, Mr. Johnson owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. As noted above, Mr. Johnson is Chairman of FMR Corp. In addition, Abigail Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. All of the information contained in this footnote, including, without limitation, the computation of the percentage of stock owned by the parties referred to above, is based upon the information reported in the Schedule 13G filed by FMR Corp.

(3)
According to a statement on Schedule 13G dated February 13, 2004 and filed with the Securities and Exchange Commission by Barclays Global Investors, NA and the other entities listed below beneficially own 3,829,984 shares. The total in the table reflects the combined ownership of various Barclays entities. The Schedule 13G indicates the following interests: (i) Barclays Global Investors, NA (a bank), located at the address in the table, is the beneficial owner of 3,366,674 shares (7.41%) with sole voting and dispositive power with respect to 2,922,842 shares; (ii) Barclays Global Fund Advisors (an investment adviser), located at the address in the table, is the beneficial owner of 291,026 shares (0.64%) with sole voting and dispositive power with respect to 290,131 shares; (iii) Barclays Global Investors, Ltd. (a bank), located at Murray House, 1 Royal Mint Court, London, England EC3N 4HH, is the beneficial owner of 172,284 shares (0.38%) with sole voting and dispositive power with respect to 172,284 shares; and (iv) Barclays Global Investors Japan Trust and Banking Company Limited (a bank), located at Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-0012 Japan; Barclays Life Assurance Company Limited (a bank), located at Unicorn House, 5th Floor, 252 Romford Road, Forest Gate, London 37 9JB England; Barclays Bank PLC (a bank), located at 54 Lombard Street, London, England EC3P 3AH; Barclays Capital Securities Limited (a bank), located at 5 The North Colonmade, Canary Wharf, London, England E14 4BB; Barclays Capital Inc. (a broker or dealer), located at 200 Park Avenue, New York, NY 10166; Barclays Private Bank & Trust (Isle of Man) Limited (a bank), located at 4th Floor, Queen Victoria House, Isle of Man, IM99 IDF; Barclays Private Bank and Trust (Jersey) Limited (a bank), located at 39/41 Broad Street, St. Helier, Jersey, Channel Islands JE4 8PU; Barclays Bank Trust Company Limited (a bank), located at 54 Lombard Street, London, EC3P 3AH, England, Barclays Bank (Suisse) SA (a bank), located at 10 rue d'Italie, CH-1204 Geneva, Switzerland; and Barclays Private Bank Limited (a bank) located at 59/60 Grosvenor Street, London, WIX 9DA England, have neither voting nor dispositive power with respect to any shares. The Schedule 13G does not describe the relationships among the Barclays entities. The computation of the percentage of stock owned by Barclays Global Investors, NA and the other entities is based on the percentages reported in the Schedule 13G.

EXECUTIVE COMPENSATION

        The following table sets forth a summary of all compensation awarded to, earned by or paid for services rendered to Blyth in all capacities during Blyth's fiscal years ended January 31, 2004, 2003 and 2002 by the Named Executive Officers.

Summary Compensation Table

				Long Term Compensation Awards
		Annual Compensation
				Restricted Stock Awards ($)(3)
Name and Principal Position	Year	Salary ($)	Bonus ($)		Options (#)	All Other Compensation ($)(1)
Robert B. Goergen, Chairman of the Board and Chief Executive Officer	2004 2003 2002	$716,192 691,356 670,833	$600,000 700,000 0			$46,025 26,717 21,183
Robert H. Barghaus, Vice President of the Company and Chief Financial Officer	2004 2003 2002	$324,654 307,269 300,000	$170,000 123,000 0	$145,000	0 10,000 50,000	$10,299 10,589 12,450
Richard T. Browning, Vice President of the Company and President of Blyth HomeScents International (2)	2004 2003 2002	$347,192 338,077 320,000	$90,000 35,000 0	$145,000	0 25,000 0	$26,428 27,561 26,499
Bruce G. Crain, Senior Vice President of the Company and President of Wholesale Group and Global Services Group	2004 2003 2002	$384,308 330,115 291,667	$125,000 170,250 0		15,000 25,000 0	$22,277 18,310 16,381
Frank P. Mineo, Senior Vice President of the Company and President of Direct Selling Group	2004 2003 2002	$435,769 395,192 365,833	$150,000 296,131 0	$232,000	0 25,000 0	$31,002 22,745 19,554

(1)
Amounts reported as "All Other Compensation" represent Company contributions for the benefit of the Named Executive Officers to the profit sharing and 401(k) portions of the Company's Retirement Plan and the Company's Non-Qualified Deferred Compensation Plan. Amounts reported for Richard T. Browning as "All Other Compensation" also include $9,372 as payment for premiums for long term disability for fiscal year 2004, and $9,372 as payment for premiums for long term disability for fiscal year 2003.

(2)
Mr. Browning left the Company effective at the close of business on January 31, 2004.

(3)
Messrs. Barghaus and Browning were each granted a total of 5,000 restricted shares, and Mr. Mineo was granted a total of 8,000 restricted shares. Due to Mr. Browning's leaving the employ of the Company, none of his restricted shares vested and they were forfeited. Each of these restricted shares was granted pursuant to the Long-Term Incentive Plan and is subject to the terms of such plan. The dollar value of the restricted shares shown under the heading "Restricted Stock Awards" is equal to the closing market price of the Company's Common Stock on the date of grant. As long as the participant maintains continuous employment with the Company, restricted shares vest at the rate of 50% on the 4th and 5th anniversary of the date of grant. As of January 31, 2004, the dollar value of the 18,000 shares of restricted stock was $598,860, based on the market price of the Common Stock on such date. Dividends are paid on these restricted shares.

INFORMATION REGARDING STOCK OPTIONS AND STOCK APPRECIATION UNITS

Option Grants in Fiscal Year 2004

        The following table sets forth certain information concerning grants of stock options to each of Blyth's Named Executive Officers during the fiscal year ended January 31, 2004.

	Individual Grants (1)				Potential Realizable Value at Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Shares Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise or Base Price Per Share	Expiration Date
					5%	10%
Robert B. Goergen	—	—	—	—	—	—
Robert H. Barghaus	—	—	—	—	—	—
Richard T. Browning	—	—	—	—	—	—
Bruce G. Crain	15,000	5%	25.275	3/31/13	$238,430	$604,228
Frank P. Mineo	—	—	—	—	—	—

(1)
These options were granted pursuant to the Blyth Amended and Restated 1994 Employee Stock Option Plan and are subject to the terms of such plan. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Company's Compensation Committee on the date of grant and, as long as the optionee maintains continuous employment with the Company, vest over a five year period at the rate of 20% on each anniversary of the date of grant.

(2)
In accordance with the rules of the Securities and Exchange Commission, shown are the hypothetical gains or "option spreads" that would exist for the options. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future increases in the price of its Common Stock.

2004 Fiscal Year-End Options

        The following table sets forth certain information with respect to unexercised options held by each of the Company's Named Executive Officers as of January 31, 2004.

Name	Number of Unexercised Options at Fiscal Year-End (Exercisable/Unexercisable)		Value of Unexercised In-the-Money Options At Fiscal Year-End ($) (Exercisable/Unexercisable)	Shares Acquired On Exercise (#)	Value Received ($)
Robert B. Goergen	—		—	—	—
Robert H. Barghaus	2,000/38,000	(1)	13,150/339,100	20,000	140,600
Richard T. Browning	96,333/43,667	(1)	699,740/286,933	—	—
Bruce G. Crain	116,333/58,667	(1)	1,031,592/406,858	—	—
Frank P. Mineo	54,166/57,334	(1)	530,384/443,709	11,500	201,925

(1)
Messrs. Barghaus, Browning, Crain and Mineo hold options to purchase Common Stock. The value of an "in the money" option represents the difference between the exercise price of such option and $33.2700, the closing price on the New York Stock Exchange, Inc. on January 31, 2004, multiplied by the total number of shares subject to the exercisable or unexercisable portion of the option, as the case may be.

Compensation Committee Interlocks and Insider Participation

        Messrs. Goldman, Greer and Preschlack and Ms. Hochman served as members of the Compensation Committee in fiscal year 2004. None of such committee members (i) was, during fiscal year 2004, an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company pursuant to any paragraph of Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission. No executive officer served as an officer, director, or member of a compensation committee of any entity for which an executive officer or director is a member of the Compensation Committee of the Company or the Company's Board of Directors.

Employment Contracts and Severance Arrangements

Robert B. Goergen    The Company has entered into an employment agreement with Mr. Goergen dated as of August 1, 2000, as amended by Amendment No. 1 dated as of June 15, 2002 and Amendment No. 2 dated as of March 31, 2004 (sometimes herein referred to as "agreement" or "employment agreement"). The agreement provides for Mr. Goergen's employment for a term of ten years (subject to earlier termination at the election of either the Company or Mr. Goergen, as described below) from August 1, 2000. During the period commencing on March 31, 2004 and ending on August 1, 2007, Mr. Goergen will serve as Chairman of the Board and Chief Executive Officer of the Company and will be responsible for the general management of the affairs of the Company. During the remainder of the term of Mr. Goergen's employment pursuant to the agreement, he will serve as the non-executive Chairman of the Board of the Company and will have such duties and responsibilities for the management of the Company as the Board of Directors may from time to time assign to him, consistent with the duties and responsibilities that might reasonably be expected of a part-time senior executive of a major corporation. Mr. Goergen has agreed that during the first seven years of his employment pursuant to the employment agreement (the "Initial Term") he will devote his full business time and attention to the business and affairs of the Company while during the remainder of the term of the employment agreement he will devote one half of his business time and attention to the business and affairs of the Company.

        Mr. Goergen will receive a base salary of at least $600,000 per year during the Initial Term. During the remainder of the term of the employment agreement, Mr. Goergen will receive a base salary of at least one-half of the annualized base salary he was receiving on the last day of the seventh year of his employment pursuant to the agreement. Mr. Goergen's base salary will be reviewed annually by the Board of Directors for increase, in the Board's discretion. In addition to his base salary, during the term of his employment pursuant to the employment agreement, Mr. Goergen will participate in the Company's Annual Incentive Compensation Plan or any successor plan. Mr. Goergen will have a target bonus opportunity each year equal to one hundred percent of his base salary, payable based upon meeting certain performance goals and subject to adjustment upward or downward if those performance goals are exceeded or are not met, as the case may be.

        Mr. Goergen's employment agreement provides that, subject to vesting as described below, he will be entitled to receive, during his lifetime, a supplemental pension benefit, commencing on August 1, 2010, equal to fifty percent of his "Final Average Compensation" but not to exceed $500,000 per annum. "Final Average Compensation" is defined in the employment agreement to mean the sum of the base salary and annual incentive award payments paid in respect of the three calendar years of Mr. Goergen's employment by the Company, out of the five calendar years of such employment ending on the last day of the Initial Term (or, if earlier, the last day of his employment by the Company), during which he received the highest level of such payments, divided by three. Mr. Goergen's supplemental pension will vest daily, on a pro rata basis over the six year period commencing on August 1, 2000 and will cease vesting if Mr. Goergen's employment is terminated for "Cause" (as defined in the employment agreement) or if Mr. Goergen voluntarily terminates his employment prior to July 31, 2006. To provide for the payment of such supplemental pension benefit, the Company has purchased a single life annuity contract that insures the payment of such benefit.

        Each of the Company and Mr. Goergen has the right to terminate Mr. Goergen's employment at any time. In the event of a termination of Mr. Goergen's employment by reason of Mr. Goergen's death, Mr. Goergen's estate will be entitled to continue to receive Mr. Goergen's then current base salary for a period of twenty-four months and to receive the annual incentive award for the year in which Mr. Goergen's death occurs; Mr. Goergen's spouse will be entitled to continue to participate in certain Company benefit plans; and upon the death of both Mr. Goergen and his spouse, the Company will, upon the demand of the estate of either Mr. Goergen or his spouse, buy back from such estate up to 7,500,000 shares of Company Common Stock within 90 days of such demand at the fair market value thereof (as defined in the employment agreement) or register the public offer and sale by such estate of up to 7,500,000 shares of Company Common Stock. In the event of a termination of Mr. Goergen's employment by reason of Mr. Goergen's disability, Mr. Goergen will be entitled to: receive disability benefits in accordance with the Company's then current disability program; continued payment of Mr. Goergen's then current base salary (less disability benefit payments) through the end of the term of the agreement and for a period of twenty-four months thereafter; payment of the annual incentive award for the year in which Mr. Goergen's disability occurs; continued participation by Mr. Goergen and his spouse in certain benefit plans maintained by the Company; continuation of certain perquisites provided for in the employment agreement; full vesting of the supplemental pension benefit described above; and the buyback or registration of up to 7,500,000 shares of Company Common Stock upon the death of both Mr. Goergen and his spouse, as described above. In the event of the termination of Mr. Goergen's employment for "Cause" (as defined in the employment agreement), Mr. Goergen will be entitled to payment of his base salary through the date of such termination and any unvested supplemental pension benefit will be forfeited. In the event of a termination of Mr. Goergen's employment without "Cause", or of a "Constructive Termination Without Cause" (as defined in the employment agreement), Mr. Goergen will be entitled to: continued payment of Mr. Goergen's then current base salary through the end of the term of the agreement; payment of the annual incentive award for the year in which Mr. Goergen is terminated; continued participation by Mr. Goergen and his spouse in certain benefit plans maintained by the Company; continuation of certain perquisites provided for in the employment agreement; continued provision by the Company of office space and secretarial support; the repurchase by the Company from Mr. Goergen of 100,000 shares of Company Common Stock at the end of each of the next four calendar quarters at fair market value (as defined in the employment agreement); full vesting of the supplemental pension benefit described above; and the buyback or registration of up to 7,500,000 shares of Company Common Stock upon the death of both Mr. Goergen and his spouse, as described above. In the event that Mr. Goergen voluntarily terminates his employment prior to the expiration of the employment agreement (other than pursuant to a "Constructive Termination Without Cause") he will be entitled to payment of his base salary through the date of such voluntary termination and any unvested supplemental pension benefit will be forfeited. In the event that Mr. Goergen retires after the expiration of the term of the employment agreement, Mr. Goergen will be entitled to: continued participation by Mr. Goergen and his spouse in certain benefit plans maintained by the Company; continuation of certain perquisites provided for in the employment agreement; continued provision by the Company of office space and secretarial support; and the buyback or registration of up to 7,500,000 shares of Company Common Stock upon the death of both Mr. Goergen and his spouse, as described above.

        In connection with the employment agreement, the Company and Mr. Goergen entered into a registration rights agreement relating to the registration of up to 7,500,000 shares of Company Common Stock as described above in the event that the Company chooses not to purchase such shares upon the death of both Mr. Goergen and his spouse. The Company will not be obligated to purchase or register such shares, notwithstanding the death of both Mr. Goergen and his spouse, if the survivor's estate, or his or her beneficiaries, as the case may be, can then sell all of the shares of the Company Common Stock owned by them without registration.

Richard T. Browning Mr. Browning left the Company effective January 31, 2004 to pursue other career interests. In connection with Mr. Browning's departure, the Company and Mr. Browning have entered into an agreement dated as of January 30, 2004. The agreement provides that Mr. Browning shall receive a total of $348,500, less applicable taxes, payable in 26 bi-weekly installments, during which time he agrees not to engage in any competitive candle and home fragrance business, and shall be paid a bonus in respect of the Company's 2004 fiscal year pursuant to the Company's Annual Incentive Compensation Plan. Mr. Browning's bonus in respect of the Company's 2004 fiscal year, which had not been determined as of the date of the agreement, was $90,000. The agreement also provides that for a one-year period commencing on February 1, 2004, Mr. Browning shall continue to participate in certain Company benefit plans and shall be entitled to continued participation in the Blyth, Inc. 401(k) and Profit Sharing Plan. In addition, the agreement provides for accelerated vesting of the following options held by Mr. Browning to purchase a total of 26,667 shares of Common Stock: 3,000 options granted on April 13, 1999 at an exercise price of $21.875; 16,667 options granted on September 7, 1999 at an exercise price of $28.625; 2,000 options granted on December 13, 2000 at an exercise price of $22.3125; and 5,000 options granted on April 3, 2002 at an exercise price of $26.695. Pursuant to the agreement, these options became exercisable by Mr. Browning on February 7, 2004 and were required to be exercised no later than April 30, 2004.

Pension Plans

        As described above under the heading "Employment Contracts and Severance Arrangements", the Company has entered into an employment agreement with Mr. Goergen pursuant to which the Company agreed to pay him a supplemental pension benefit. The formula by which Mr. Goergen's supplemental pension benefit is determined is also described above. The Company estimates that if Mr. Goergen continues in his position as previously described and retires on or after August 1, 2006, the estimated annual supplemental pension benefit payable to Mr. Goergen commencing on August 1, 2008 will be $500,000.

Omission of Certain Tables

        Information that would be provided in tabular form with respect to repricing of options or SAR's or awards under long-term incentive plans is not applicable and has been omitted.

Section 16(a) Beneficial Ownership Reporting
Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors and executive officers of the Company and holders of more than 10% of the Company's Common Stock to file reports regarding beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Based upon a review of the filings furnished to the Company and on representations from its directors and executive officers, all filing requirements of Section 16(a) of said Act were complied with during fiscal year 2004, except that Robert B. Goergen and Pamela M. Goergen each failed to timely report a direct (or, in the case of Mrs. Goergen, an indirect) acquisition of 743 shares of the Company's Common Stock that occurred in May 2002. Each of Mr. and Mrs. Goergen filed a Form 4 in February 2004 to report such transaction.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee (the "Committee") is responsible for developing and overseeing compensation policies that are designed to attract, motivate, reward and retain the broad-based management talent required to achieve the Company's corporate objectives and increase stockholder value. The Committee believes that corporate performance and, in turn, stockholder value will be enhanced by a compensation system which supports and reinforces the Company's key operating and strategic goals while aligning the financial interests of the Company's management with those of the stockholders.

        The Company's compensation program for management consists of a base salary, an incentive bonus program, a long-term incentive program plus a benefits package. The base salary and annual incentive bonus program components of the compensation program have been in effect for a number of years. The annual incentive bonus program for management is the principal short-term incentive compensation program of the Company tied, for the most part, to achieving specific financial and management objectives. Cash bonuses are paid following the conclusion of the Company's fiscal year. The stock option component of the compensation program was adopted by the Board of Directors in March 1994 (the "1994 Plan") and approved by the stockholders at the March 1994 meeting as the Company was preparing its initial public offering of Common Stock in May 1994. The Long-Term Incentive Plan was adopted by the Board of Directors in April 2003 and approved by the stockholders at the June 2003 meeting. All remaining shares in the 1994 Plan available for grant were transferred into the Long-Term Incentive Plan since no options were to be granted under the 1994 Plan subsequent to May 2003.

        The process of determining base salary begins with establishing an appropriate salary range for each officer. Each officer's range is based upon the particular duties and responsibilities of the officer, as well as salaries for comparable positions with other companies. No written or formal list of specific companies is prepared. Instead, the Committee is provided with various sources of information about executive compensation at other companies, as reported in salary surveys published by various organizations. The Committee, together with Robert B. Goergen, the Chairman and Chief Executive Officer (the "CEO"), uses these sources and makes a determination of appropriate ranges for each member of management. The base salary of each individual is set within a range considered appropriate in the judgment of management and the Committee, based on an assessment of the particular responsibilities and performance of such officer, the compensation practices in other companies, and trends in the economy in general during the immediately preceding year. The salaries of the Company's management are believed, based on the Committee's experience with respect to compensation practices, to be at approximately the median of the range of the universe considered to be relevant in the judgment of the Committee. As discussed above, under the heading "Employment Contracts and Severance Arrangements," in 2000, the Company entered into an employment agreement with Mr. Goergen. Mr. Goergen's base salary, his eligibility for participation in, and target bonus pursuant to, the Company's incentive bonus program and his supplemental pension were each established at the time his employment agreement was entered into. Mr. Goergen's compensation pursuant to his employment agreement was established after a review process similar to that described above, taking into consideration relevant information available with respect to comparable companies and available salary survey data. The Committee believes, based on its experience with respect to compensation practices, and taking into account (a) the fact that Mr. Goergen has never received stock options, nor does he participate in the Company's Long-Term Incentive Plan, and (b) the vision and leadership displayed by Mr. Goergen during his tenure as CEO, that Mr. Goergen's compensation as established by his employment agreement is appropriate in light of the overall goal of the Company's compensation policies and is in line with that paid by comparable companies in similar circumstances.

        Annual incentive cash bonus awards, other than pursuant to the Company's Annual Incentive Compensation Plan for officers and key employees, are based upon the extent to which the Company and its subsidiaries meet or exceed specified financial goals (such as meeting or exceeding sales and operating budgets and achieving target levels of earnings before interest and taxes and return on equity) established by executive management and the Board of Directors at the beginning of the Company's fiscal year. Incentive awards are also based on an individual's performance in achieving specific annual management objectives which may or may not be quantifiable. Annually, the nature and extent of each individual's major accomplishments and contributions for the year are determined through written information compiled by the CEO, the Vice President-Organizational Development, and others familiar with the individual's performance. With regard to all members of management other than the CEO, the CEO evaluates the information and makes appropriate recommendations to the Committee. The Committee then makes the final determination of management bonuses.

        Each year, the Committee selects participants in the Company's Annual Incentive Compensation Plan from amongst the officers and key employees of the Company and its subsidiaries. The Committee establishes target awards for the year by salary grade or other standards as well as a target award pool, which is the sum of the target awards for such year for all participants. The Committee also establishes target financial goals for such year under which from 25% to 200% of the target award pool can become available for payment. Target awards are based on the Company's net income, aggregate sales, return on equity and/or earnings per share. After the close of the fiscal year, based upon the achievement of the target financial goals and upon management's assessments of each participant's individual performance during the year, the Committee determines what part, if any, of the participant's target award will be paid. The Committee is under no obligation to pay all of the available target award pool for a year; in any event, the total amount paid under the Annual Incentive Compensation Plan for a year may not exceed 200% of the target award pool for such year. Moreover, no participant who is a "covered employee" under Section 162(m) of the Internal Revenue Code may receive an annual award under this Plan greater than 200% of the lesser of such employee's base salary or $1,000,000.

        Under the Company's long-term incentive program, the Committee reviews and approves proposed grants of long-term incentive compensation. The Long-Term Incentive Plan provides for grants of stock options as well as additional forms of long-term compensation such as long-term incentive cash program awards, restricted stock or restricted stock unit awards, performance shares, dividend equivalents and other stock unit awards. The Committee considers long-term compensation to be an important means of ensuring that management focuses on achieving continuing increases in the profitability of the Company which should enhance the value of its Common Stock. In addition, the Committee believes that this component of the Company's compensation policy directly aligns the interests of management with those of all of the Company's stockholders.

        The Committee generally awards long-term incentive grants annually, with the exception of awards to executives who may be hired or promoted in the course of the fiscal year, to whom the Committee may grant awards during the year. Annual long-term incentive grants take into account the individual executive's performance, longer-term contributions to the Company, as well as the importance of the position itself and external competitive practices. In fiscal year 2004, the Company awarded 299,500 options (in awards ranging from 1,000 options to 15,000 options) to 82 executives under the Amended and Restated 1994 Employee Stock Option Plan. Also in fiscal year 2004, the Company awarded 38,500 options (in awards ranging from 3,000 options to 10,000 options) to 8 executives and restricted stock (in awards ranging from 5,000 to 8,000 shares) to 3 executives under the Long-Term Incentive Plan.

Submitted by the members of the Compensation Committee of the Board of Directors.

John E. Preschlack, Chairman
Neal I. Goldman
Philip Greer
Carol J. Hochman

COMPARISON OF TOTAL STOCKHOLDER
RETURN

        The performance graph set forth below reflects the yearly change in the cumulative total stockholder return (price appreciation and reinvestment of dividends) on the Company's Common Stock compared to the S&P 500 Index, the Russell 1000 Index, and the S&P 400 Midcap Index for the five fiscal years ended January 31, 2004. The graph assumes the investment of $100 in Company Common Stock and the reinvestment of all dividends paid on such Company Common Stock into additional shares of Company Common Stock, and such indexes over the five-year period.

        The Company believes that it is unique and does not have comparable industry peers. Since the Company's competitors are typically not public companies or are themselves subsidiaries or divisions of public companies engaged in multiple lines of business, the Company believes that it is not possible to compare the Company's performance against that of its competition. In the absence of a satisfactory peer group, the Company believes that it is appropriate to compare the Company to companies comprising the Russell 1000 and the S&P 400 Midcap Indexes.

Blyth, Inc. Performance Graph
Comparison Of Total Stockholder Return

INDEPENDENT ACCOUNTANT FEES

The aggregate fees billed for professional services of the types listed below rendered by PricewaterhouseCoopers LLP ("PwC") in fiscal years 2004 and 2003 were as follows:

	Year ended January 31, 2004	Year ended January 31, 2003
Audit fees	$1,634,000	$705,000

Audit-related fees
Audits of employee benefit plans	$24,000	$21,000
Acquisition due diligence	144,000	63,000
Sarbanes-Oxley Section 404 assistance	226,000	0
Other audit-related	13,000	94,000

Total audit-related fees	$407,000	$178,000

Tax fees
Tax planning and other services	$555,000	$368,000
Tax compliance services	326,000	313,000

Total tax fees	$881,000	$681,000

Total fees	$2,922,000	$1,564,000

        Before the Company's independent auditor is engaged to provide audit services, the engagement is approved by the Audit Committee. In general, the Audit Committee pre-approves, i.e., approves prior to their provision, all audit related and non-audit services to be provided to the Company by the Company's independent auditors. The Audit Committee may pre-approve audit related and non-audit services by agreeing to a framework with descriptions of allowable services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee. The decision of any member to whom authority is delegated to pre-approve an activity must be reported to the full Audit Committee at its next scheduled meeting.

        The Audit Committee pre-approved 100% of the audit related, tax and other services provided by PwC during fiscal 2004. None of such services were approved by the Audit Committee pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X.

  AUDIT COMMITTEE REPORT

        Management is responsible for Blyth's internal controls and the financial reporting process. Our independent accountants are responsible for performing an independent audit of Blyth's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report on those statements. The Audit Committee's responsibility is to monitor and oversee these processes. A copy of the Audit Committee Charter 2004 adopted and approved by the Board of Directors on January 27, 2004 (the "Charter") is attached hereto as Appendix A, is also available on the Company's website, www.blyth.com and is available in print to any stockholder who makes a request to Blyth, Inc., One East Weaver Street, Greenwich, CT 06831; Attention: Bruce D. Kreiger, Secretary. The Charter further amends the Audit Committee's original Charter, which was first adopted and approved by the Board of Directors on June 14, 2000, and was amended by the Board of Directors on April 1, 2003.

        As set forth in more detail in the Charter, the primary role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary responsibilities fall into three broad categories:

  •
  first, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's independent auditors about draft annual financial statements, key accounting and reporting matters, alternative treatments within generally accepted accounting principles for policies and procedures related to material items that the independent auditors have discussed with management, and the ramifications thereof and other material written communications between the independent auditors and management;

  •
  second, the Audit Committee is responsible for matters concerning the relationship between the Company and its independent auditors, including evaluating their performance and recommending their appointment or removal; reviewing the scope of their audit services and related fees; reviewing and pre-approving any non-audit services being provided to the Company; providing and maintaining an open, direct avenue of communication between the Board of Directors and the independent auditors and determining whether the independent auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

  •
  third, the Audit Committee is responsible for matters concerning the Company's systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the recommendations, if any, of the Company's independent auditors.

        The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Charter.

        In the course of fulfilling its responsibilities, the Audit Committee has:

  •
  reviewed and discussed with management the audited financial statements for the year ended January 31, 2004;

  •
  discussed with representatives of PwC the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees;

  •
  received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees;

  •
  discussed with representatives of PwC the public accounting firm's independence from Blyth and management; and

  •
  considered whether the provision by PwC of non-audit services is compatible with maintaining PwC's independence.

        Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in Blyth's Annual Report on Form 10-K for the fiscal year ended January 31, 2004 for filing with the Securities and Exchange Commission.

        It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company's independent public accountants. In giving its recommendations to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the report of the Company's independent public accountants with respect to such financial statements.

        Submitted by the members of the Audit Committee of the Board of Directors.

John W. Burkhart, Chairman
Roger A. Anderson
Howard E. Rose

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        On March 16, 2004, the Board of Directors of the Company, acting upon the recommendation of the Audit Committee, dismissed PricewaterhouseCoopers LLP ("PwC") as the independent accountants of the Company, effective as of April 26, 2004, the date of its report on the financial statements of the Company as of January 31, 2004 and for the year then ended, which financial statements are included in this Annual Report on Form 10-K.

        PwC's reports on the financial statements of the Company for the fiscal years ended January 31, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

        In connection with its audits of the financial statements of the Company for the two most recent fiscal years ended January 31, 2004, and through April 30, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in their reports on the Company's financial statements for such fiscal years, except as follows: In connection with its audit of the financial statements of the Company as of January 31, 2004 and for the year then ended, PwC advised the Company in early April, 2004, that it believed that the Company's then current designation of two reporting segments did not comply with the requirements of Statement of Financial Accounting Standards No. 131 ("Disclosures about Segments of an Enterprise and Related Information"), a position with which the Company did not agree. The Audit Committee has discussed the subject of the designation of operating segments with PwC. The Company has authorized PwC to respond fully to the inquiries of Deloitte & Touche LLP, the Company's independent accountants for the fiscal year ending January 31, 2005, concerning this disagreement.

        In response to PwC's advice that it believed that the Company's designation of two reporting segments did not comply with the requirements of SFAS 131, the Company reevaluated its reporting segments as at the end of each of its fiscal years ended January 31, 2004, 2003 and 2002. As a result of such reevaluation, the Company determined to report its financial results in five reporting segments in fiscal 2004, and four reporting segments in fiscal 2003 and fiscal 2002. This revision of segments had the related effect of requiring changes in the Company's reporting units for purposes of goodwill impairment reviews under Statement of Financial Accounting Standards No. 142 ("Goodwill and Other Intangible Assets"), retroactive to the February 1, 2002 adoption date of SFAS 142. This resulted in the need to perform impairment reviews of several additional reporting units as of February 1, 2002, and each subsequent year-end balance sheet date thereafter. These impairment reviews have indicated the need to record additional impairment charges as of the February 1, 2002 adoption of SFAS 142, specifically to write off $20.9 million in goodwill associated with the 1999 acquisition of the Gies Group and $6.3 million in goodwill associated with the 1999 acquisition of the Colony Group. Both of these businesses are components of the Wholesale Home Fragrance reporting segment. The Company's fiscal 2003 financial statements have been restated to reflect the recording of these $27.2 million in goodwill impairment charges as part of the cumulative effect of adopting SFAS 142 as of February 1, 2002.

        During each of the two years in the period ended January 31, 2004, and through April 30, 2004, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except for the following event: On April 21, 2004, PwC advised the Company that it had identified an internal control issue which PwC considered to be a material weakness in that changes in circumstances, internal reporting and management structures appeared not to have been properly evaluated by management or considered in connection with ongoing compliance with SFAS 131 and SFAS 142 guidance. PwC recommended that the Company should (A) have a process in place to evaluate changes in management structure and reporting to the chief operating decision maker that would effect segment determination, (B) strengthen procedures to monitor all changes in operations that impact accounting and reporting matters and (C) ensure that it has sufficient staffing in its financial reporting function, with appropriate technical qualifications and tasked with ensuring ongoing compliance with relevant accounting and financial reporting requirements.

(b)
New independent accountants

        On March 16, 2004, the Board of Directors of the Company, acting upon the recommendation of the Audit Committee, appointed Deloitte & Touche LLP as the independent accountants of the Company for the fiscal year ending January 31, 2005.

        During each of the two years in the period ended January 31, 2004, and through March 16, 2004, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        The proxy, unless otherwise directed thereon, will be voted for a resolution ratifying the action of the Board appointing the firm of Deloitte & Touche LLP as independent accountants to make an audit of the accounts of the Company for fiscal 2005. The names of the directors serving on the Audit Committee are set forth on page 6, under the caption "Board and Committee Meetings." The vote required for ratification is a majority of shares voting. If the resolution is rejected, or if Deloitte & Touche LLP declines to act or becomes incapable of acting, or if their employment is discontinued, the Board of Directors, on the Audit Committee's recommendation, will appoint other accountants whose continued employment after the Annual Meeting may be, but is not required to be, subject to ratification by the stockholders.

        A representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions of stockholders and to make a statement if he or she so desires.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

ITEM 3: AMENDMENT NO. 1 TO THE LONG-TERM INCENTIVE PLAN

        The Long-Term Incentive Plan provides for grants of incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units, dividend equivalents and other stock unit awards to officers and employees. The Long-Term Incentive Plan also provides for grants of nonqualified stock options to directors of the Company who are not, and who have not been during the immediately preceding 12-month period, officers or employees of the Company or any subsidiary of the Company.

        On March 31, 2004, the Board of Directors unanimously approved an amendment to the Long-Term Incentive Plan, subject to stockholder approval, to authorize grants of any type of award permitted under the plan to non-employee directors of the Company (subject to the following annual limits: 5,000 shares of Common Stock or share equivalents for new directors and 2,500 shares of Common Stock or share equivalents for continuing directors). Previously, the plan only permitted awards of specified numbers of options to the non-employee directors. In addition, this amendment removes the limit, described below, on shares of Common Stock that may be granted pursuant to awards other than options and stock appreciation rights.

        The complete text of Amendment No. 1 to the Long-Term Incentive Plan ("Amendment No. 1") is incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed April 27, 2004, and the following description is qualified in its entirety by the text of the Long-Term Incentive Plan and Amendment No. 1.

DESCRIPTION OF THE 2003 LONG-TERM INCENTIVE PLAN

        General

        The Long-Term Incentive Plan authorizes the grant of awards to officers, employees and non-employee directors to purchase or acquire an aggregate of 3,373,526 shares of Common Stock. The market value of such 3,373,526 shares of Common Stock, based upon the closing trade price per share on May 13, 2004, which was $31.01, is $104,916,658. In addition (i) if any outstanding option, or portion thereof, under the Company's Amended and Restated 1994 Employee Stock Option Plan or Amended and Restated 1994 Stock Option Plan for Non-Employee Directors expires or is terminated without having been exercised or vested in full, the Common Stock subject to such option, or portion thereof, not so exercised shall be available for subsequent grants under the Long-Term Incentive Plan, (ii) if any option or award under the Company's Amended and Restated 1994 Employee Stock Option Plan or Amended and Restated 1994 Stock Option Plan for Non-Employee Directors is exercised through the tendering or withholding of shares of Common Stock, or in the event that withholding tax liabilities arising from such option or award are satisfied by the tendering or withholding of shares of Common Stock, the Common Stock so tendered or withheld shall be available for subsequent grants under the Long-Term Incentive Plan and (iii) shares of Common Stock reacquired by the Company on the open market using the cash proceeds received by the Company from the exercise of options granted under the Long-Term Incentive Plan, or the exercise after the effective date of the Long-Term Incentive Plan of options granted under the Amended and Restated 1994 Employee Stock Option Plan or the Amended and Restated 1994 Stock Option Plan for Non-Employee Directors shall be available for awards under the Long-Term Incentive Plan. Currently, the maximum number of shares that may be issued pursuant to awards other than options and stock appreciation rights is 575,000. If the stockholders approve Amendment No. 1, this limit will no longer apply. The maximum number of shares of Common Stock with respect to which options and/or stock appreciation rights may be granted to any participant in any three-year period is 500,000. The maximum number of shares of Common Stock that may be granted to any participant as restricted stock or performance shares that are denominated in shares in any three-year period is 250,000. The maximum dollar value payable to any participant with respect to any performance units and/or other stock unit awards that are valued with reference to property other than shares in any performance period is $1,000,000 times the number of years in such performance period.

        If there is a stock split, stock dividend or other change in the Company's capitalization during the term of the Long-Term Incentive Plan, the Compensation Committee may make substitutions or adjustments to reflect such change or transaction in: (i) the aggregate number and kind of shares reserved for issuance of awards under the Long-Term Incentive Plan (including specific limits applicable to certain types of awards), (ii) the limitation upon options, stock appreciation rights, restricted stock awards, and performance awards to be granted to any participant in any specific period, (iii) the number, kind and grant price of shares subject to outstanding options and stock appreciation rights, (iv) the number and kind of shares subject to other outstanding awards granted under the Long-Term Incentive Plan, and/or (v) such other equitable substitutions or adjustments, in each case, as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares of Common Stock subject to any award shall always be a whole number. If any outstanding award, or portion thereof, expires or is terminated without having been exercised or vested in full, the Common Stock subject to such option, or portion thereof, not so exercised will be available for subsequent grants under the Long-Term Incentive Plan. The Long-Term Incentive Plan will terminate on June 4, 2013 but such termination will not affect awards previously granted under the Long-Term Incentive Plan.

        The Long-Term Incentive Plan will be administered by the Compensation Committee of the Board of Directors. However, any action specifically affecting an award to a non-employee director must be approved by the full Board of Directors. Subject to the terms of the Long-Term Incentive Plan, the Compensation Committee has the sole authority to determine questions arising under, and to adopt rules for the administration of, the Long-Term Incentive Plan.

        Awards granted under the Long-Term Incentive Plan generally may not be transferred while any vesting or restriction period is in place, except in the event of the participant's death. During a participant's lifetime, an award may only be exercised by the participant or, in some cases, by the participant's guardian or legal representative. In certain instances, the Compensation Committee may permit transfers of awards to family members of a participant. With respect to options granted under the Long-Term Incentive Plan, an option holder may pay the exercise price with cash or, unless otherwise determined by the Compensation Committee, through a broker-assisted cashless exercise procedure. In addition, if approved by the Compensation Committee, an option holder may pay the exercise price with previously acquired shares that the option holder has held for at least six months or by having the Company withhold a number of shares with a value equal to the aggregate exercise price.

Awards to Officers and Employees

        Officers and employees may be granted incentive and/or nonqualified stock options under the Long-Term Incentive Plan. The term of options granted under the Long-Term Incentive Plan may not exceed ten years. The exercise price of an option may not be less than the fair market value of the Common Stock on the grant date, except in the case of a substitute award or in the case of an adjustment to an award resulting from a change in the Company's capitalization. The Long-Term Incentive Plan does not permit stock option repricing.

        The Long-Term Incentive Plan also permits grants of stock appreciation rights, restricted stock, performance shares, performance units, dividend equivalents and other stock unit awards to officers and employees. A stock appreciation right (or "SAR"), permits a participant to receive cash or shares of Common Stock or a combination thereof, as determined by the Compensation Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the SAR exercise price, multiplied by the number of SARs exercised. Restricted stock may be granted subject to service-based goals upon the achievement of which restrictions will lapse. Except with respect to restricted stock awarded in lieu of bonuses or similar awards, restricted stock awards will vest over a minimum period of three years. Performance awards may be granted for no cash consideration or minimum consideration as may be required by law and are subject to performance criteria as determined by the Compensation Committee. Performance awards may be paid in cash, stock or other property. Other stock unit awards may be valued and paid in whole or in part on the basis of the value of the shares of Common Stock or other property.

Awards to Non-Employee Directors

        Non-employee directors elected to office for the first time after March 1, 1994 automatically participate in the Long-Term Incentive Plan. Currently, each non-employee director who is elected to office for the first time after January 31, 2002 and before the date of the annual stockholders' meeting to be held in June 2004 is, effective upon the date of such first election, automatically granted an option to acquire 10,000 shares of Common Stock. Beginning in June, 2003 and if the stockholders approve Amendment No. 1, each non-employee director who is in office with at least six months of service on the date of each annual meeting of the Company, and who will remain in office following such annual meeting, will, on the date of such annual meeting, automatically be granted an option to acquire 5,000 shares of Common Stock. The price of shares of Common Stock that may be purchased upon exercise of an option is the fair market value of the Common Stock on the date of grant. Options granted pursuant to the Long-Term Incentive Plan upon a director's initial election to office become exercisable in two equal installments on each of the first and second anniversaries of the grant date. Annual option grants to continuing non-employee directors under the Long-Term Incentive Plan become exercisable in full on the earlier of the first anniversary of the date of grant or the next annual meeting of the Company following such grant. The term of each option, except as discussed below, is for a period not exceeding ten years from the grant date.

        A non-employee director's options must be exercised within one year of his or her death or termination as a director, or prior to the date on which the option expires by its terms if earlier. No such option shall be exercisable except to the extent that it was exercisable on the date upon which such non-employee director died or ceased to be a director.

        If the stockholders approve Amendment No. 1, non-employee directors will no longer receive formulaic option grants. Instead, annual awards will be determined by our full Board of Directors, subject to an annual limit of awards of 5,000 shares of Common Stock or share equivalents for new non-employee directors and 2,500 shares of Common Stock or share equivalents for continuing non-employee directors.

Change in Control

        In the event of a Change in Control (as defined below), awards granted to officers and employees will generally vest and all restriction and deferral limitations will lapse. However, awards will not vest and the restrictions and deferral limitations will not lapse in the event of an asset sale, merger or similar transaction in which the acquirer assumes or replaces such award. In addition, the Compensation Committee may provide for different treatment in the grant agreement evidencing an award and may make additional settlements or adjustments to awards consistent with the Long-Term Incentive Plan's purposes, including canceling any option or stock appreciation right if the price paid in connection with the Change in Control price is less than the exercise or base price of such award.

        With respect to non-employee directors, a Change in Control shall not be deemed to have occurred unless, within one year after the occurrence of an event described in the immediately following paragraph, such director shall have ceased for any reason to be a member of the Board. In the event a Change in Control is deemed to have occurred, an option granted to a non-employee director will become fully exercisable.

        With respect to non-employee directors, a "Change in Control" is defined as (1) an acquisition by any person as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (other than Robert B. Goergen and/or his affiliates) of 30% or more of the outstanding Common Stock, (2) a merger, or consolidation of the Company in which the Company is not the surviving or continuing corporation or where its stock is converted into cash or other property, unless the Company stockholders have the same proportionate ownership of the stock of the surviving corporation, (3) a sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, (4) stockholder approval of a liquidation or dissolution of the Company or (5) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

        With respect to officers and employees, a "Change in Control" is defined as (1) a reorganization, merger or consolidation in which the Company is not the surviving corporation, (2) a sale, lease, exchange or other transfer of all or substantially all of the assets of the Company or (3) stockholder approval of a dissolution or liquidation of the Company.

Certain Federal Tax Consequences of
Option Grants

        Upon the grant of an option under the Long-Term Incentive Plan, neither the Company nor the participant receiving the option incurs any federal income tax consequences. In general, with respect to a nonqualified option, upon the exercise of the option, the holder incurs ordinary income measured by the difference between the exercise price and the fair market value of the Common Stock as determined on the date of exercise and the Company receives a corresponding tax deduction in the same amount. Upon exercise of an incentive stock option, which may only be granted to an officer or employee, the holder will generally not realize ordinary taxable income and the Company will not be allowed a tax deduction, as long as the holder is employed with the Company or a subsidiary from the time of grant through the date three months before the incentive stock option was exercised. If the foregoing requirement is not met, the exercise of an incentive stock option is treated in the same manner as the exercise of a nonqualified stock option. In addition, the excess of the fair market value at exercise of the resulting shares over the exercise price will be an item of tax preference for purposes of determining alternative minimum tax.

        The foregoing paragraph is not intended to be a complete statement of applicable law and it is based upon the federal income tax laws in effect on the date of this Proxy Statement.

Amendments

        The Board of Directors may, at any time, modify or amend the Long-Term Incentive Plan, except that no amendment may impair the rights of the participants as they relate to outstanding awards unless such amendment is made to comply with applicable law, stock exchange rules or accounting rules. In addition stockholder approval is required for any amendment that (1) increases the maximum number of shares that may be issued under the Long-Term Incentive Plan, (2) permits option repricing, (3) extends the period during which options may be granted beyond the time originally prescribed, (4) changes to classes of persons eligible to participate in the Long-Term

Incentive Plan or (5) materially increases the benefits under the Long-Term Incentive Plan.

Determination of Awards Under the Long-Term Incentive Plan

        The Compensation Committee determines which of the Company's officers and employees will receive awards, the time when awards are granted, the type of awards, the number of shares subject to awards and the other terms of such awards. Any officer or employee of the Company and its subsidiaries is eligible for any type of award that can be granted under the Long-Term Incentive Plan. As of January 31, 2004, there were approximately 5,600 employees of the Company. The non-employee director awards consist solely of stock options and the number of shares subject to such options, timing of option grants and terms of such options are described above. To date, 106,500 awards have been granted under the Long-Term Incentive Plan. Because awards to officers and employees are discretionary, the benefits or amounts that will be received by or allocated to officers and employees are not determinable. Assuming stockholder approval of Amendment No. 1 as of the June 24, 2004 Annual Meeting, each non-employee director with at least six months of service will be granted 1,500 restricted stock units that will vest in two equal annual installments beginning on the first anniversary of the date of grant. Vesting of these restricted stock units will be accelerated in the event of a director's retirement on or after reaching age 68.

New Plan Benefits

        The Compensation Committee determines grants of awards to officers and other employees under the Long-Term Incentive Plan at its discretion. The awards granted to the non-employee directors are determined annually by the Board of Directors at its discretion, subject to an annual limit of 5,000 shares or share equivalents for new directors and 2,500 shares or share equivalents for continuing directors. Because the awards are discretionary, it is not possible to determine at this time the amount or dollar value of awards to be provided under the Long-Term Incentive Plan, other than those awards we have authorized.

        Since March 31, 2004, the date on which the Board of Directors adopted Amendment No. 1 to the Long-Term Incentive Plan, two classes of awards, restricted stock awards subject to time-based vesting and awards payable in cash in the event that long-term performance goals are met, have been authorized, as follows: restricted stock unit awards with respect to 17,170 shares and cash performance awards up to $558,438 to all current executive officers as a group; restricted stock unit awards with respect to 12,000 shares to all current directors who are not executive officers as a group; and restricted stock unit awards with respect to 38,850 shares and cash awards up to $1,877,751 to all employees, including all current officers who are not executive officers, as a group. Awards to the following named executive officers have been authorized since March 31, 2004: Robert H. Barghaus, Vice President of the Company and Chief Financial Officer: restricted stock units with respect to 3,900 shares and cash awards up to $126,875; Bruce G. Crain, Senior Vice President of the Company and President of Wholesale Group and Global Services Group: restricted stock units with respect to 4,725 shares and cash awards up to $153,750; Robert B. Goergen, Jr., Vice President of the Company and President Catalog & Internet Group and Corporate Development Group: restricted stock units with respect to 2,885 shares and cash awards up to $93,750; Frank P. Mineo, Senior Vice President of the Company and President of Direct Selling Group: restricted stock units with respect to 5,660 shares and cash awards up to $184,063.

        The awards of restricted stock units to the non-employee directors are subject to stockholder approval of Amendment No. 1 to the Long-Term Incentive Plan. The awards of restricted stock units to the officers and other employees are not subject to stockholder approval.

        The following table sets forth, for the equity compensation plan categories listed below, information as of January 31, 2004:

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	2,073,425	$25.3093	3,272,026
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	2,073,425	$25.3093	3,272,026

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" AMENDMENT NO. 1 TO THE 2003 LONG-TERM INCENTIVE PLAN.

STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be received at the Company's principal executive offices located at One East Weaver Street, Greenwich, Connecticut 06831, Attention: Bruce D. Kreiger, Secretary, on or before December 31, 2004 for consideration for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. In addition, if a stockholder fails to provide the Company notice of any stockholder proposal on or before the 60th day prior to the date of the Company's 2005 Annual Meeting of Stockholders, then the Company's management proxies will be entitled to use their discretionary voting authority if such stockholder proposal is raised at the Annual Meeting of Stockholders without any discussion of the matter in the proxy statement.

OTHER MATTERS

        As of the date of this Proxy Statement, the Company's management does not know of any business, other than that mentioned above, which will be presented for consideration at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies in accordance with their best judgment on such matters.

FINANCIAL STATEMENTS

        The Company's audited consolidated financial statements as at January 31, 2004 and 2003, and for the periods ended January 31, 2004, 2003, and 2002, are included as part of the Annual Report on Form 10-K which accompanies this Proxy Statement.

By Order of the Board of Directors,

Bruce D. Kreiger, Secretary

May 24, 2004

APPENDIX A

BLYTH, INC.
AUDIT COMMITTEE CHARTER
2004

OBJECTIVES

The primary role of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities. It will do this by meeting these objectives:

1.
To assist the Directors in fulfilling their fiduciary and legal responsibilities relating to the Company's: (a) accounting, audit, and public reporting policies and practices, (b) compliance with laws and regulations, and (c) code of conduct.

2.
To assist the oversight by the Directors of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independence and qualifications of the Company's independent auditors, and (4) the performance of the Company's internal audit function and independent auditors.

3.
To assist the Directors by providing oversight to ensure that the Company's financial management, along with its accounting and financial reporting processes, systems of internal control, and internal and external audit processes are sound and effective.

4.
To provide and maintain an open, direct avenue of communication as well as an effective working relationship between the Directors and the independent auditors, management, and the internal auditors.

5.
To prepare an Audit Committee report as required by the Securities and Exchange Commission to be included in the Company's proxy statement.

ACTIVITIES

In accomplishing the above objectives, the major activities of the Committee are:

  Evaluation and Selection of Auditors

  The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditors (including resolution of disagreements between management and the Company's independent auditors). In fulfilling such responsibility, the Committee shall review annually the effectiveness, productivity, technical competence, and independence of the Company's independent auditors (see Exhibit 1). In connection with this annual review, the Committee shall:

  a.
  Obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company;

  b.
  review and evaluate the lead partner of the independent auditor.

  Based on this review, the Committee shall present to the Board its conclusions with respect to the Company's independent auditors.

  Pre-approval of Audit and Non-Audit Services by the Auditors

  All auditing services and all non-audit services that are to be performed by the Company's independent auditors must be pre-approved by the Committee, or by any member thereof to whom the Committee has delegated pre-approval authority. Any pre-approval decision by a member of the Committee to whom the Committee has delegated pre-approval authority shall be presented to the Committee at its next scheduled meeting.

  Review of Audit Scope and Fees

  The Committee will meet with the independent auditors to review and determine the effectiveness of the proposed audit scope and approach, including compensation paid to the independent auditors for the audit and other work.

  Review of Audit Results

          The Committee shall review the annual audit. Prior to the completion of the year-end audit and prior to release to the public of the Company's financial statements as at the end of the Company's fiscal year, and for the periods then ended, the Committee shall receive a report from the Company's independent auditors, as to:

    (1)
    all critical accounting policies and practices to be used;

    (2)
    all alternative treatments within generally accepted accounting principles for policies and procedures related to material items that have been discussed with management of the Company, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company's independent auditors; and

    (3)
    other material written communications between the Company's independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

          In addition, the Committee shall review and discuss the Company's audited financial statements with management and shall discuss with the independent auditors, upon completion of their year-end audit and prior to release to the public of results for the year: (a) the Company's financial statements including the footnotes thereto, (b) any report or opinion proposed to be rendered in connection therewith, (c) the cooperation which the independent auditors received during the course of their review and their access to all records, data, and information which they requested, (d) any significant transactions which were not part of the Company's business, (e) any change in accounting principles, (f) all material correcting adjustments that have been identified by the auditors, and (g) any other matters required to be discussed by SAS 61.

  Review of Interim Financial Statements

  The Committee shall review the Company's quarterly financial information with management and the independent auditors prior to the public release of this information. This review will be conducted to gain insight into the fairness of the quarterly statements and disclosures, to ensure that the independent auditors communicate certain required matters to the Committee and to confirm that such quarterly financial information will reflect all material correcting adjustments that have been identified by the Company's independent auditors.

  Review of the Code of Conduct

  The Committee shall periodically review and, where appropriate, recommend to the Board revisions to the Company's policies and controls with respect to (a) use of corporate funds or other assets for improper and unlawful purposes, and (b) conflicts of interest; and recommend to the Board of Directors any changes in these policies which the Committee deems appropriate. The Committee should receive reports on the means used to identify possible conflicts of interest of management, employees, or Directors and any illegal payments and should determine the disposition of any such matters.

  Implementation of Independent Auditor's Recommendations

  The Committee shall consider the recommendations of the independent auditors included in their management letter and management's response. The Committee may instruct management to implement the necessary policies and procedures to fulfill such recommendations and review the progress of such implementation.

  Review Adequacy of System of Internal Control and Financial Staff

  The Committee shall discuss with the independent auditors their perception of the Company's financial and accounting personnel and its system of internal controls, any recommendations which the independent auditors propose in their "management letters" with respect to improving internal financial controls; computer systems and applications, including security and contingency plans; and it shall review written responses of management to "management letters" from the independent auditors. The Committee shall review with the independent auditor any audit problems or difficulties and management's response. The review shall also include discussion of the responsibilities, budget and staffing of the Company's internal audit function.

  In addition, the Committee shall discuss with management of the Company the Company's risk assessment and risk management policies and shall receive and discuss with management of the Company any report that is submitted to it from the Company's chief executive officer and/or chief financial officer pursuant to the rules promulgated by the Securities and Exchange Commission under Section 302 of the Sarbanes-Oxley Act of 2002 as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

  Recent Accounting Pronouncements

  The Committee will discuss recent or proposed changes in generally accepted accounting principles along with SEC and NYSE accounting and reporting requirements with management and the independent auditors to ascertain their impact on the Company's financial statements.

  Provide Communications with Independent Auditors

  The Committee shall provide the independent auditors with open and easy access to the Board of Directors through its Audit Committee. Any serious unresolved differences between the independent auditors and management should be promptly reported to the Committee.

  Review of Public Financial Reporting

  Prior to release, the Committee shall review and discuss with management all financial reports, such as quarterly and annual reports and SEC 10-K and 10-Q reports, including the Company's disclosures under Management's Discussion and Analysis of Financial Conditions and Results of Operations. As part of such review, the Committee shall obtain confirmations from management that the use, if any, of non-GAAP financial measures in the Company's reports and earnings releases complies with the requirements of Regulation G and does not violate the applicable prohibitions of Regulation S-K.

  The Committee shall also review and discuss the Company's "earnings releases" as well as financial information and earnings guidance provided to analysts and rating agencies. This may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee need not discuss in advance each earnings release or each instance in which a company may provide earnings guidance.

  Provide General Oversight

  The Committee will review with the Company's counsel any legal matters that could have a material effect on financial statements as well as any matter of compliance with laws and regulations. In addition, it will receive and respond to any reports of evidence of material violations of securities law, material breaches of fiduciary duties or material violations of similar law that it may receive from attorneys representing or employed by the Company. It will also review the findings of examinations by regulatory agencies. Where necessary, it may institute special investigations and, with Board appropriation, engage special counsel or experts. At the request of the Board, the Committee will perform other oversight functions.

  Report to the Board of Directors

  Upon completion of its reviews, discussions, evaluations and other activities, the Committee shall regularly report to the Board of Directors on its findings, conclusions, and recommendations. This includes presentation of the audited financial statements and any other matters arising from the Committee's activities that are deemed appropriate. The Committee may present interim reports to the Board as review work progresses. The Committee shall, unless it determines that it cannot do so, recommend to the Board of Directors that the corporation's annual financial statements be included in its Annual Report on Form 10-K.

  Complaint Policy

  The Committee shall adopt and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  Hiring Policies

  The Committee shall set clear policies for the hiring of employees or former employees of the independent auditors.

ORGANIZATION

The Committee shall consist of at least three and no more than five Directors, each of whom (a) shall be an "Independent Director," and (b) shall be "Financially Literate" or must become Financially Literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have "Accounting or Related Financial Management Expertise." The terms "Independent Director," "Financially Literate" and "Accounting or Related Financial Management Expertise" shall have the meanings ascribed thereto in Exhibit 2 to this Audit Committee Charter. The Committee chairman and members are appointed by the Board. Committee members shall not serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee and the Board's determination is disclosed in the Company's annual proxy statement.

The Committee will comply with the Securities and Exchange Commission and New York Stock Exchange rules governing audit committees.

MEETINGS

The method of carrying out the above Committee activities is through a series of meetings. An annual meeting will be held with the independent auditors just prior to the Board meeting at which the annual financial statements are to be presented.

Other meetings may be held throughout the year to:

1.
Plan for the current year's examination by the independent auditors.

2.
Consider any special instructions as to the audit scope.

3.
Review the independent auditor's management letter and management's response.

4.
Establish company policy where appropriate.

5.
Review the annual plan and activities of the internal auditors.

6.
Review and discuss any other matters appropriate to the Committee. Members of management may be invited to attend the Committee meetings to provide background on specific matters or to be kept informed on Committee activities.

The Committee shall meet separately, periodically, with management, with the internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors.

The agenda for the meetings are the responsibility of the Audit Committee chairman. Generally, the annual meeting agenda will follow the format of the independent auditor's report. Agenda for the other meetings will depend on the purpose of the meeting.

Minutes of the meetings will be prepared and distributed to all Directors.

STATEMENT OF PRINCIPLES CONCERNING THE COMPANY'S INDEPENDENT AUDITORS

The Company's independent auditors shall be ultimately accountable to the Board of Directors and the Committee. The Board of Directors and the Committee shall have the ultimate authority and responsibility to evaluate, select (or nominate for shareholder approval) and, as appropriate, terminate the Company's independent auditors.

The Committee shall be responsible for:

  1.
  Ensuring that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Company;

  2.
  Actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and

  3.
  Taking or recommending that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

AUDIT COMMITTEE AUTHORITY

The Committee shall have the authority to (a) engage independent counsel and other advisers as it deems necessary to carry out its duties, (b) determine and authorize the payment of (i) the compensation that is to be paid by the Company to the Company's independent auditors and (ii) the compensation that is to be paid to any independent counsel or other advisers engaged by the Committee, and (c) authorize the payment of the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

ANNUAL REVIEW OF ADEQUACY OF AUDIT COMMITTEE CHARTER AND OF PERFORMANCE OF THE AUDIT COMMITTEE

        The Committee shall review and reassess the adequacy of this Audit Committee Charter on an annual basis. The Committee shall assess its performance of the duties specified in this Charter annually and report its findings to the Board of Directors.

BLYTH, INC.
AUDIT COMMITTEE CHARTER
EXHIBIT 1

Considerations for Evaluating Independent Auditors

  ☐
  Competency and character of the staff assigned to the audit

  ☐
  Audit scope and approach

  ☐
  Fees

  ☐
  Audit Firm's:

•
Knowledge of Blyth's industry

•
Geographic coverage

•
Professional resources and capabilities

•
Policies for staff recruiting and development

•
Policies concerning staff rotation

•
Membership in SEC Practice Section of AICPA

•
Positions taken in public appearances

•
Effectiveness in planning and executing the audit

•
Ability to identify and assess deficiencies and recommend corrective action

•
Management letter quality and helpfulness

•
Follow up action on management letter

•
Compliance with audit committee instructions

•
Ability to meet deadlines and respond quickly to management and committee needs.

☐
Staff and management opinion of competence of independent auditor personnel

BLYTH, INC.
AUDIT COMMITTEE CHARTER
EXHIBIT 2
(Definitions of Certain Terms)

Independent Director

For purposes of the Audit Committee Charter (2003), the term "Independent Director" shall mean a person who satisfies the independence tests that are set forth in (a) Sections 303A.02(a) and (b) of the New York Stock Exchange Corporate Governance Standards and (b) Rule 10A-3(b)(1) of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

Financially Literate

        A director shall be deemed to be "Financially Literate" if he or she is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

Accounting or Related Financial Management Expertise

        A director shall be deemed to have "Accounting or Related Financial Management Expertise" if he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the director's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities of a substantial business enterprise.

BLYTH, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Dear Stockholder:

Blyth, Inc. encourages you to take advantage of two cost-effective and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically, you must use the control number which is the series of numbers printed in the box below. This control number must be used to access the system. To ensure that your vote will be counted, please cast your Internet or telephone vote before midnight New York time on June 23, 2004.

Vote-by-Internet [COMPUTER]			Vote-by-Telephone [TELEPHONE]
1.	Log on to the Internet and go to http://www.eproxyvote.com/bth	OR	1.	Call toll-free 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒ Please mark your votes as in this example.

This proxy when properly signed will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all of the Board of Directors' nominees and "FOR" proposal 2 and "FOR" proposal 3.

The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1.	Election of Directors. (See reverse)
		FOR	WITHHELD			FOR	AGAINST	ABSTAIN
		☐	☐	2.	Ratification of the appointment of Deloitte & Touche LLP as Independent Auditors	☐	☐	☐
	For, except vote withheld from the following nominee(s) above			3.	Approval of Amendment No.1 to the Company's 2003 Long-Term Incentive Plan	☐	☐	☐
					SPECIAL ACTION Mark here to discontinue Annual Report mailing for this account (for multiple account holders only)	☐	Mark here if you plan to attend the Annual Meeting	☐

				Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person.
Signature:	Date:	Signature:	Date:

http://www.blyth.com

Please visit our website at www.blyth.com for the latest earnings reports and press releases; annual report, Forms 10-K and 10-Q; stock price (20-minute delay); and additional information about our company and our brands. The information posted to www.blyth.com is not incorporated herein by reference and is not a part of the Notice of Annual Meeting and Proxy Statement that accompanies this Proxy.

FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS, SEE REVERSE

Annual Meeting of Stockholders of

BLYTH, INC.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. To make sure your shares are represented, we urge you to complete and mail the proxy card on the reverse or to use our telephone or Internet voting system.

(ADMISSION TICKET)
(Bring this admission ticket with you if attending the meeting)

Thursday, June 24, 2004 9:00 a.m., local time Blyth, Inc. One East Weaver Street Greenwich, Connecticut 06831
DETACH HERE

PROXY

BLYTH, INC.

This Proxy is Solicited on Behalf of the
Board of Directors of Blyth, Inc.

The undersigned, having received the Notice of Annual Meeting and Proxy Statement, hereby appoints Robert B. Goergen and Robert H. Barghaus or either of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of Blyth, Inc. owned of record by the undersigned, and which the undersigned is entitled to vote on all matters which may come before the 2004 Annual Meeting of Stockholders to be held at Blyth, Inc., One East Weaver Street, Greenwich, Connecticut, on June 24, 2004, at 9:00 a.m., local time, and any adjournments or postponements thereof, unless otherwise specified herein.

This proxy also provides confidential voting instructions to the Trustees of the Blyth, Inc. 401(K) and Profit Sharing Plan with respect to shares of Common Stock held in accounts under such Plan.

The proxies, in their discretion, or the Trustees (in the case of participants in the Plan referred to above), are further authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on other matters which may properly come before the 2004 Annual Meeting and any adjournments or postponements thereof.

Election of Directors:
    Nominees (terms expiring in 2007)
        01. Robert B. Goergen    02. Neal I. Goldman    03. Howard E. Rose

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors'recommendations. The proxies cannot vote your shares unless you sign and return this card.

SEE REVERSE SIDE

QuickLinks

BLYTH, INC. One East Weaver Street Greenwich, Connecticut 06831 (203) 661-1926
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
BLYTH, INC.
One East Weaver Street Greenwich, Connecticut 06831 (203) 661-1926
PROXY STATEMENT
Annual Meeting of Stockholders To Be Held June 24, 2004
INTRODUCTION
VOTING RIGHTS AND PROXY INFORMATION
ITEM 1: ELECTION OF DIRECTORS
INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTORS AND REGARDING CONTINUING DIRECTORS
Nominees for Election at the 2004 Annual Meeting for Terms Expiring in 2007
Compensation of Directors
Corporate Governance Guidelines
Director Independence
Board and Committee Meetings
Process for Nominating Directors
Communications with the Board of Directors
Code of Conduct
Executive Officers
Security Ownership of Management and Certain Beneficial Owners
EXECUTIVE COMPENSATION
Summary Compensation Table
INFORMATION REGARDING STOCK OPTIONS AND STOCK APPRECIATION UNITS
Pension Plans
Omission of Certain Tables
Section 16(a) Beneficial Ownership Reporting Compliance
COMPENSATION COMMITTEE REPORT
COMPARISON OF TOTAL STOCKHOLDER RETURN
Blyth, Inc. Performance Graph Comparison Of Total Stockholder Return
Awards to Officers and Employees
Awards to Non-Employee Directors
Change in Control
Certain Federal Tax Consequences of Option Grants
Amendments
Determination of Awards Under the Long-Term Incentive Plan
New Plan Benefits
Equity Compensation Plan Information
STOCKHOLDER PROPOSALS
OTHER MATTERS
FINANCIAL STATEMENTS
APPENDIX A
BLYTH, INC. AUDIT COMMITTEE CHARTER 2004
BLYTH, INC. AUDIT COMMITTEE CHARTER EXHIBIT 1
BLYTH, INC. AUDIT COMMITTEE CHARTER EXHIBIT 2 (Definitions of Certain Terms)